Exhibit 10-9


                        ENVIRONMENTAL INDEMNITY AGREEMENT


         THIS ENVIRONMENTAL INDEMNITY AGREEMENT (this "Agreement"), dated as of May 17, 1996, is made by COUNTRY WORLD CASINOS, INC., a Nevada corporation ("Borrower") and HOLLY PRODUCTS, INC., a New Jersey corporation ("Guarantor" and together with Borrower, the "Indemnitor") for the benefit of KENNEDY FUNDING, INC., a New Jersey corporation, and ANGLO-AMERICAN FINANCIAL, a New York limited partnership, as agent for the co-lenders set forth on Exhibit A attached hereto ("Lender").

                                    RECITALS

     A. Lender has agreed to make a loan to Borrower in the amount of $5,000,000.00 (the "Loan") to be evidenced by a Promissory Note of even date herewith made by Borrower to the order of Lender (the "Note") and secured by a Deed of Trust, Assignment of Rents and Security Agreement of even date herewith granted by Borrower for the benefit of Lender (the "Deed of Trust") covering certain real property more specifically described therein (the "Property") and guaranteed by a Guaranty Agreement of even date by Guarantor for the benefit of Lender (the "Guaranty"). All capitalized terms used herein without definition shall have the meanings given to such terms in the Deed of Trust.

     B. Borrower is the owner of a fee simple estate in the Property. C. As a condition precedent to making the Loan, Lender requires that Indemnitor enter into this Agreement, whose covenants and obligations are independent of and in addition to Borrower's obligations under the Note, Deed of Trust and the other documents governing, evidencing and securing the Loan and Guarantor's obligations under the Guaranty.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor hereby represents, warrants and covenants to Lender and Lender's officers, directors, employees, agents, affiliates, successors and assigns (collectively, the "Indemnitees") as follows:

     Section 1. Representations and Warranties. Except as otherwise disclosed in certain separate documentation provided to Lender by Borrower, which such documentation is specifically identified on Exhibit B attached hereto and incorporated herein by this reference as though fully set forth, Indemnitor represents and warrants to the Indemnitees that to the best of Indemnitor's knowledge:

     (a) Hazardous Substances have not at any time been generated, used, treated or stored on, or transported to or from the Property in any quantity or manner which violated any Environmental Law;

     (b) Hazardous Substances have not at any time been Released or disposed of on the Property in any quantity or manner which violates any Environmental Law;

     (c) Borrower has not received notice of any violation of applicable Environmental Laws with respect to the Property or the requirements of any permits issued under such Environmental laws with respect to the Property;

     (d) There are no past, pending or threatened Environmental Claims against Indemnitor or the Property;

     (e) There are not now and never have been any underground storage tanks located on the Property;

     (f) Indemnitor has the power to execute, deliver and perform the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement;

     (g) Indemnitor has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation enforceable against Indemnitor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally and by principles of equity;

     (h) Neither the execution, delivery or performance by Indemnitor of this Agreement, nor compliance by it with the terms and provisions hereof, will (i) contravene any provisions of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of its property or assets pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other agreement, contract or instrument to which it is a party or by which it or any of its property or assets is bound or to which it may be subject, or (iii) violate any provision of its Articles of Incorporation, Bylaws or other organizational documents; and

     (i) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, the execution, delivery and performance by Indemnitor of this Agreement or the legality, validity, binding effect or enforceability of this Agreement.

     Section 2. Covenants. Indemnitor covenants and agrees as follows:

     (a) Indemnitor will (i) take all action required by applicable Environmental Laws relating to the ownership or use of the Property, (ii) immediately pay or cause to be paid all costs and expenses incurred in such compliance, and (iii) take such actions as are necessary to prevent enforcement of any liens imposed on the Property pursuant to any Environmental Laws.

     (b) Indemnitor will not generate, use, treat, store, Release or dispose of, or permit the generation, use, treatment, storage, Release or disposal of, any Hazardous Substances on the Property, or transport or permit the transportation of any Hazardous Substances to or from the Property in violation of Environmental Laws, in each case in any quantity or manner which violates any Environmental Law.

     (c) Lender has received an environmental site assessment report concerning the Property, prepared by an environmental consulting firm acceptable to Lender. Such environmental site assessment report was conducted at no cost or expense to Lender. Upon reasonable request by Lender, Indemnitor will obtain an update or endorsement to such audit. If Indemnitor fails to deliver to Lender any such updated or endorsed environmental site assessment report within thirty (30) days after being requested to do so by Lender pursuant to this Section, Lender may obtain the same, and Indemnitor hereby grants to Lender and its agents access to the Property and specifically grants to Lender an irrevocable nonexclusive license to undertake such an updated or endorsed assessment, and the reasonable cost thereof (together with interest thereon at the Default Rate as defined in the Note) will be payable by Indemnitor on demand.

     (d) Except for those matters disclosed in the environmental site assessment provided to Lender by Borrower, Indemnitor will advise Lender in writing immediately upon learning of any of the following: (i) any pending or threatened Environmental Claim against Indemnitor or the Property; (ii) any condition or occurrence on the Property that (A) results in noncompliance by Indemnitor with any applicable Environmental Law, or (B) could reasonably be anticipated to form the basis of an Environmental Claim against Indemnitor or the Property; (iii) any condition or occurrence on the Property that could reasonably be anticipated to cause the Property to be subject to any restrictions on the ownership, occupancy, use or transferability of the Property under any Environmental law; and (iv) the taking of any removal or remedial action in response to the actual or alleged presence, in any quantity or manner which violates any Environmental Law, of any Hazardous Substances on the Property. Each such notice shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and Indemnitor's response thereto. In addition, Indemnitor will provide Lender with copies of the all communications to or from Indemnitor and any governmental agency relating to Environmental Laws, all communications to or from Indemnitor and any person relating to Environmental Claims, and such detailed reports of any Environmental Claim as may be requested by Lender.

     (e) Without Lender's prior written consent, not be unreasonably withheld, Indemnitor shall not enter into any settlement, consent or compromise with respect to any Environmental Claim that might impair the value of the Property.

     (f) At no cost or expense to Lender, if requested to do so by applicable law or order, Indemnitor will conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Substances from the Property which must be so removed or cleaned up in accordance with the requirements of any applicable Environmental Laws, in accordance with all such requirements and with orders and directives of all governmental authorities. If all or any portion of the Loan shall be outstanding, Indemnitor may prepay the Loan in full, together with all applicable prepayment penalties, in lieu of complying with the preceding sentence.

     (g) At no cost to Lender, if requested to do so by applicable law or order, Indemnitor shall comply with any and all orders and/or requests of the Environmental Protection Agency ("EPA") to remove any fill material deposited into North Clear Creek when the retaining wall was constructed on the Property; which such matters may be determined by an inspection of the Property to be conducted by EPA on or about June 3, 1996. In addition, Indemnitor shall pay or cause to be paid all costs and expenses relating to EPA and State of Colorado oversight costs with respect to the remediation conducted on the Property. Indemnitor shall comply with all ongoing obligations contained in the Recordkeeping Provisions of the Administrative Order on Consent with respect to the Property and shall perform all maintenance and upkeep with respect to maintaining the viability of the retaining wall constructed on the Property.

     Section 3. Indemnity.

     (a) Indemnitor agrees to defend (with attorneys reasonably satisfactory to the Indemnities), protect, indemnify and hold harmless each of the Indemnitees and its respective officers, directors, employees, attorneys and agents from and against any and all liabilities, obligations (including removal and remedial actions), losses, damages (including foreseeable and unforeseeable consequential damages and punitive damages), penalties, actions, judgments, suits, claims, costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements) of any kind or nature whatsoever that may at any time be incurred by, imposed on or asserted against any of them directly or indirectly based on, or arising or resulting from (i) the actual or alleged presence of Hazardous Substances on the Property in any quantity or manner which violates Environmental Law, or the removal, handling, transportation, disposal or storage of such Hazardous Substances, (ii) any Environmental Claim with respect to Indemnitor or the Property, or (iii) the exercise of any Indemnitee's rights under this Agreement (collectively, the "Indemnified Matters"), regardless of when such Indemnified Matters arise, but excluding any Indemnified Matter with respect to Hazardous Substances first placed or Released on the Property after the later of (1) the date neither Indemnitor nor any of its affiliates holds title to or any other interest in or lien on the Property, or
(2) the payment in full of the Secured Obligations (as defined in the Deed of Trust). To the extent that this indemnity is unenforceable because it violates any law or public policy, Indemnitor agrees to contribute the maximum portion that it is permitted to contribute under applicable law to the payment and satisfaction of all Indemnified Matters.

     (b) Indemnitor agrees to reimburse each Indemnitee for all reasonable sums paid and costs incurred by such Indemnitee with respect to any Indemnified Matter within ten (10) days following written demand therefor, with interest thereon at the Default Rate (as defined in the Note) if not paid within such ten
(10) day period.

     (c) Should any Indemnitee institute any action or proceeding at law or in equity, or in arbitration, to enforce any provision of this Agreement (including an action for declaratory relief or for damages by reason of any alleged breach of any provision of this Agreement) or otherwise in connection with this Agreement or any provision hereof, it shall be entitled to recover from Indemnitor its reasonable attorneys' fees and disbursements incurred in connection therewith if its is the prevailing party in such action or proceeding.

     Section 4. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

     (a) If any of the representations and warranties contained in Section 1 shall prove to be untrue in any respect; or

     (b) If Indemnitor fails to perform any of its obligations under this Agreement within fifteen (15) days following notice thereof from Lender; provided that if such nonperformance is incapable of cure within such 15-day period, no Event of Default shall occur hereunder if Indemnitor has commenced a program to perform such obligations, which program is satisfactory to Lender in its reasonable discretion and is in accordance with applicable law, and is diligently pursuing such program to completion; and provided further that if a shorter cure period or notice requirement for any particular failure to perform is provided by applicable law or this Agreement, such specific provisions shall control; then and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, Lender may do or cause to be done whatever is reasonably necessary to cause the Property to comply with applicable Environmental laws (provided that such actions shall not go beyond what is reasonably required to bring the Property into compliance with the applicable Environmental Laws), and the cost thereof (together with interest thereon at the Default Rate, as defined in the Note) shall become immediately due and payable by Indemnitor without notice. Indemnitor shall and does hereby grant to Lender and its agents access to the Property and hereby specially grants to Lender an irrevocable, non-exclusive license to cause the Property to so comply, including, without limitation, to enter the Property and remove therefrom any Hazardous Substances. Lender agrees to use reasonable efforts to avail itself of provisions, if any, now or hereafter contained in the Environmental Laws, and any rules and regulations enacted in connection therewith, and which are available to a secured party as a means of mitigating its damage.

     Section 5. Obligations. The liability of Indemnitor under this Agreement shall in no way be limited to or impaired by any amendment or modification of the provisions of the Loan Documents unless such amendment or modification expressly refers to this Agreement. In addition, the liability of Indemnitor under this Agreement shall in no way be limited or impaired by (i) any extensions of time for performance required by any of the Loan Documents,

(ii) any sale, assignment or foreclosure of the Note or any sale or transfer of all or any part of the Property, (iii) any exculpatory provision in any of the Loan Documents limiting any Indemnitee's recourse to property encumbered by the Deed of Trust or to any other security, or limiting the Indemnitees' rights to a deficiency judgment against Indemnitor, (iv) the accuracy or inaccuracy of the representations and warranties made by Indemnitor or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents (other than this Agreement) by operation of law, any Indemnitee's voluntary act, or otherwise, (vi) the release or substitution in whole or in part of any security for the Note (vii) Lender's failure to record the Deed of Trust or file any Financing Statements (or Lender's improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note; and, in any such case, whether with or without notice to Indemnitor and with or without consideration.

     Section 6. Independent Obligations. This Agreement is intended to create obligations that are separate and independent of Indemnitor's obligations under the Note, Deed of Trust and other Loan Documents. Indemnitor's obligations hereunder are, however, secured by the Deed of Trust and the other Loan Documents.

     Section 7. Survival.

     (a) Subject to Paragraph 3(a), the representations, warranties, covenants and indemnities set forth in this Agreement shall survive the repayment of the Loan, the release of the lien of the Deed of Trust, any foreclosure of the Deed of Trust or the delivery of a deed or assignment in lieu of foreclosure or otherwise, and the transfer of any interest in and to the Property.

     (b) This Agreement shall be binding on and inure to the benefit of Indemnitor, the Indemnities, and their respective successors and assigns. Without limiting the generality of the foregoing, this Agreement shall inure to the benefit of each assignee or holder of the Note and each of such assignee's or holder's officers, directors, employees, agents and affiliates. Notwithstanding the foregoing, Indemnitor, without the prior written consent of Lender in each instance, may not assign, transfer or set over in whole or in part, all or any part of its benefits, rights, duties and obligations hereunder.

     Section 8. Definitions. As used in this Agreement, the following terms shall have the following meanings:

     "Hazardous Substances" means (a) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words or similar import, under any applicable Environmental Law; and (b) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority, including, without limitation, asbestos and asbestos-containing materials in any form, lead-based paint, any radioactive materials and polychlorinated byphenyls ("PCB's"), or substances or compounds contained PCB's.

     "Environmental Law" means any federal, state or local law, whether common law, court or administrative decision, statute, rule, regulation, ordinance, court order or decree, or administrative order or any administrative policy or guidelines concerning action levels of a governmental authority (federal, state or local) now or hereafter in effect relating to the environment, public health, occupational safety, industrial hygiene, any Hazardous Substance (including, without limitation, the disposal, generation, manufacture, presence, processing, production, Release, storage, transportation, treatment or use thereof), or the environmental conditions on, under or about the Property, as amended and as in effect from time to time (including, without limitation, the following statutes and all regulations thereunder as amended and in effect from time to time: the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. ss.ss. 9601, et seq.; the Superfund Amendments and Reauthorization Act of 1986, Title III, 42 U.S.C. ss.ss. 11001, et seq.; the Clean Air Act, 42 U.S.C. ss.ss. 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. ss.ss. 300(f), et seq.; the Solid Waste Disposal Act, 42 U.S.C. ss.ss. 3251, et seq.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. ss.ss. 1801, et seq.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. ss.ss. 6901, et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. ss.ss. 1251, et seq.; the Toxic Substances Control Act of 1976, 15 U.S.C. ss.ss. 2601, et seq.; and the Occupational Safety and Health Act, 29 U.S.C. ss.ss. 651, et seq.; and any successor statutes and regulations to the foregoing.

     "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations or proceedings relating in any way to any Environmental Law (hereafter "Claims") or any permit issued under any such Environmental Law, including without limitation (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Substances or arising from alleged injury or threat of injury to health, safety or the environment.

     "Release" means disposing, discharging, injecting, spilling, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing and the like, into or upon any land or water or air, or otherwise entering into the environment.

     Section 9. Miscellaneous.

     (a) If Indemnitor is more than one person or entity, then (i) all persons or entities comprising Indemnitor are jointly and severally liable for all of the Indemnitor's obligations hereunder; (ii) all representations, warranties, and covenants made by Indemnitor shall be deemed representations, warranties, and covenants of each of the persons or entities comprising Indemnitor; (iii) any breach, Default or Event of Default by any of the persons or entities comprising Indemnitor hereunder shall be deemed to be a breach, Default, or Event of Default of Indemnitor; and (iv) any reference herein contained to the knowledge or awareness of Indemnitor shall mean the knowledge or awareness of any of the persons or entities comprising Indemnitor.

     (b) Indemnitor waives any right or claim of right to cause a marshalling of its assets or to cause any Indemnitee to proceed against any of the security for the Loan before proceeding under this Agreement. Indemnitor expressly waives and relinquishes all present or future rights, remedies, or circumstances which might constitute a legal or equitable discharge of Indemnitor or which might otherwise impair the validity or enforceability of this Agreement. Indemnitor hereby agrees to postpone the exercise of any and all rights of subrogation to the rights of any Indemnitee against Indemnitor hereunder and any rights of subrogation to any collateral securing the Loan, until all obligations or Indemnitor to the Indemnitees hereunder have been performed in full and all principal, interest and other sums evidenced or secured by the Loan Documents shall have been paid in full.

     (c) Any party liable upon or in respect of this Agreement or the Loan may be released without affecting the liability of any party not so released.

     (d) No failure or delay on the part of any of the Indemnitees in exercising any right, power or privilege hereunder or under any other Loan Document and no course of dealing between Indemnitor and the Indemnitees (or any of them) shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Loan Documents expressly provided are cumulative with and not exclusive of any rights, powers or remedies which the Indemnitees or any of them would otherwise have. No notice to or demand on Indemnitor in any case shall, ipso facto, entitle Indemnitor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Indemnitees to any other or further action in any circumstances without notice or demand where notice or demand is not otherwise required.

     (e) All notices hereunder shall be writing and shall be delivered in accordance with the provisions of the Deed of Trust.

     (f) Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing and signed by each of the parties hereto.

     (g) LENDER AND INDEMNITOR KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THIS AGREEMENT, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER AND INDEMNITOR TO ENTER INTO THE LOAN TRANSACTION EVIDENCED BY THE NOTE.

     (h) This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of Colorado.

     (i) All pronouns and any variations of pronouns herein shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the identity of the parties may require. Whenever the terms herein are singular, the same shall be deemed to mean the plural, as the identity of the parties or the context requires and vice versa.

     (j) This Agreement may be executed in multiple counterparts, each of which shall constitute a duplicate original, but all of which together shall constitute one and the same instrument.

     (k) Notwithstanding any other term or provision contained within this Agreement, Borrower hereby reserves all rights, actions, allegations, claims and/or demands which Borrower may have, or which may accrue in favor of Borrower in the future ("Claims"), against and/or with respect to New Allied Development Corporation and/or its wholly owned subsidiary Tommyknocker Casino Corp.; which such Claims shall not, in any way, be affected (or be construed to be affected) by the execution of this Agreement.

     IN  WITNESS   WHEREOF,   Indemnitor   has   caused   its  duly   authorized
representative to execute and deliver this Agreement as of the date first above written.

                                     COUNTRY WORLD CASINOS, INC.,
                                     a Nevada corporation


                                     By:
                                         --------------------------------------

                                     Title:
                                           ------------------------------------

                                     HOLLY PRODUCTS, INC.,
                                     a New Jersey corporation


                                     By:
                                        ---------------------------------------

                                     Title:
                                            -----------------------------------

                                    EXHIBIT A


                               List of co-lenders:
                               -------------------

                                    Norlar, Inc.

                                    Anglo-American Financial

                                    19 Gorge Acquisition, Corp.

                                    Ashton Global Enterprises, Inc.

                                    K-Squared, Inc.

                                    Kuba Moran

                                    Kennedy Funding Financial Corp.

                                    19 Gorge Money Purchase Plan

                                    EXHIBIT B

                      Environmental Documentation Provided
                      ------------------------------------
                              by Borrower to Lender
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1.   Corrective  Action  Plan for Mill  Sites 12 and 13.  Stewart  Environmental
     Consultants, Inc., July 1992.

2. Final Report for the Remediation Project at Mill Sites 12 and 13. Stewart Environmental Consultants, Inc., July 1994 (Amended October 1994).

3. Administrative Order on Consent for Removal Action. EPA Docket No. CERCLA VIII-93-12, In the Matter of: Clear Creek/Central City - Golden Gilpin Mill Sites 12 and 13, Superfund Site, Site No. 13, February 11, 1993.